                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as Permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           Insightful Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

[LOGO] INSIGHTFUL

March 18, 2002

Dear Stockholder:

   You are cordially invited to attend Insightful Corporation's 2002 Annual Meeting of Stockholders. The annual meeting will be held on Wednesday, April 17, 2002, at 10:00 a.m., Seattle time, at Orrick, Herrington & Sutcliffe LLP, Suite 900, 719 Second Avenue, Seattle, Washington.

   At the annual meeting you will be asked to elect two Class III directors to Insightful's Board of Directors, approve amendments to the 2001 Stock Option and Incentive Plan, 2001 Non-Employee Director Stock Option Plan and 2001 Employee Stock Purchase Plan and ratify the selection of Ernst & Young LLP as auditors.

     The Board of Directors recommends that you vote "FOR" the proposals.

   You should read carefully the accompanying Notice of Annual Meeting of Stockholders and the proxy statement for additional information. Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your stock will be voted in accordance with the instructions you give in your proxy. If you attend the annual meeting, you may vote in person if you wish, even if you previously returned your proxy card. Your prompt cooperation is greatly appreciated.

                                          Sincerely,

                                          /s/ SHAWN F. JAVID
                                          Shawn F. Javid
                                          Chairman, President and Chief
                                            Executive Officer


        PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

                            INSIGHTFUL CORPORATION
                          1700 WESTLAKE AVENUE NORTH
                                   SUITE 500
                           SEATTLE, WASHINGTON 98109

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

To the Stockholders of Insightful Corporation:

   The Annual Meeting of Stockholders of Insightful Corporation, a Delaware corporation, will be held on Wednesday, April 17, 2002 at 10:00 a.m., Seattle time, at Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, Washington, for the following purposes:

    1. To elect two Class III directors to serve for a three-year term.

    2. To consider and act upon a proposal to amend the 2001 Stock Option and Incentive Plan to increase the number of shares issuable under the plan and provide for certain automatic increases in the number of issuable shares on an annual basis.

    3. To consider and act upon a proposal to amend the 2001 Non-Employee Director Stock Option Plan to increase the number of shares issuable under the plan and increase the number of shares automatically granted to non-employee directors.

    4. To consider and act upon a proposal to amend the 2001 Employee Stock Purchase Plan.

    5. To ratify the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2002.

    6. To transact such other business as may properly come before the meeting or any adjournments thereof.

   THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" EACH OF THE PROPOSALS.

   These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on March 4, 2002 as the record date for the meeting. Only stockholders of record on the record date are entitled to notice of, and to vote at, the meeting.

   You are cordially invited to attend the meeting. To ensure your representation at the meeting, however, you should complete, sign, date and return the enclosed proxy card as promptly as possible. Your shares will be voted in accordance with the instructions you give in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy for the same shares bearing a later date, by filing with the Assistant Secretary of Insightful a written revocation or by attending the meeting and voting in person.

                                          By Order of the Board of Directors

                                          /s/ Sarwat H. Ramadan
                                          SARWAT H. RAMADAN
                                          Chief Financial Officer, Vice
                                            President, Treasurer and Secretary

Seattle, Washington
March 18, 2002

                            INSIGHTFUL CORPORATION

                               -----------------

                                PROXY STATEMENT

                               -----------------

                                March 18, 2002

   We are furnishing this proxy statement to holders of common stock of Insightful Corporation, a Delaware corporation, with offices at 1700 Westlake Avenue North, Suite 500, Seattle, Washington 98109, in connection with the solicitation of proxies in the form enclosed by the Board of Directors of Insightful for use at the Annual Meeting of Stockholders to be held on Wednesday, April 17, 2002 at 10:00 a.m., Seattle time, at Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, Washington, and any adjournments or postponements thereof (the "Meeting"). This proxy statement and the form of proxy were first mailed to stockholders on or about March 18, 2002.

   Our Board of Directors has fixed the close of business on March 4, 2002 as the record date (the "Record Date") for the determination of which of our stockholders will be entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of common stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or an adjournment thereof. As of the Record Date, 11,335,860 shares of common stock were issued and outstanding. The holders of common stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by

  . filing with the Assistant Secretary of Insightful, prior to the Meeting, either a written revocation or a duly executed proxy bearing a later date, or

  . attending the Meeting and voting in person, regardless of whether a proxy has previously been given.

Presence at the Meeting will not revoke the stockholder's proxy unless such stockholder votes in person.

   The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

   Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. In the election of directors, the two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. Holders of common stock are not entitled to cumulate votes in electing directors. All other matters being submitted to stockholders require the affirmative vote of a majority of the shares present or represented and voting on each such matter. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on a specific proposal, will have the effect of negative votes. Broker "non-votes" are not so included.

   The persons named as attorneys in the proxies are officers of Insightful. All properly executed proxies returned in time to be counted at the Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors. In addition to the election of two Class III directors, the stockholders will consider and vote upon proposals to (1) amend the 2001 Stock Option and Incentive Plan, (2) amend the 2001 Non-Employee Director Stock Option Plan, (3) amend the 2001

Employee Stock Purchase Plan and (4) ratify the selection of auditors, each as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

   Our Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

Management and Principal Holders of Voting Securities

   The following table sets forth as of the Record Date (unless otherwise indicated): (1) each person who, to our knowledge, owned beneficially more than 5% of the outstanding shares of common stock of Insightful; (2) each of our directors; (3) each of our executive officers identified in the Summary Compensation Table set forth below under the heading "Compensation and Other Information Concerning Directors and Officers"; and (4) all of our directors and executive officers as a group. As of the Record Date, 11,335,860 shares of common stock of Insightful were outstanding.

                                                                 Amount and  Percent
                                                                 Nature of     of
             Name and Address of Beneficial Owner               Ownership(1)  Class
             ------------------------------------               ------------ -------
Samuel R. Meshberg and certain affiliates(2)...................  2,667,900    23.54%
 c/o Financial Management Investment Services, Inc.
 118 Burr Court
 Bridgeport, CT 06605

Charles J. Digate**(3).........................................  1,022,649     9.02%

Shawn F. Javid**(4)............................................    290,500     2.56%

Sarwat H. Ramadan**(5).........................................    137,000     1.21%

Christopher H. Covington**(6)..................................    117,500        *

Mark C. Ozur**(7)..............................................     40,000        *

Arthur H. Reidel**(8)..........................................     40,000        *

Peter Hallett**(9).............................................     40,878        *

James Christian Randles**(10)..................................    165,925     1.45%

Dermot P. O'Grady**(11)........................................     30,334        *

All directors and executive officers as a group (8 persons)(12)  4,552,696    40.14%

--------
  * Less than 1%

 ** c/o Insightful Corporation, 1700 Westlake Ave. N, Suite 500, Seattle,
    Washington 98109.

 (1) Except as otherwise noted, to our knowledge, each person named in the table has sole voting and investment power with respect to his shares of common stock, except to the extent authority is shared by spouses under applicable law. Shares of common stock subject to options exercisable currently or within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

 (2) Includes 94,100 shares owned by Ron Meshberg, 184,500 shares owned by Emil Meshberg and 163,500 shares owned by Philip Meshberg. Mr. Meshberg disclaims beneficial ownership of such shares. Includes 5,062 shares held by the David Meshberg Trust UA 11/1/82, of which Mr. Meshberg is a trustee and 5,062 shares held by the Nathan Meshberg Trust UA 2/28/84, of which Mr. Meshberg is a trustee.

     Mr. Meshberg disclaims beneficial ownership of such shares. Also includes 40,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (3) Includes 323,125 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (4) Includes 277,500 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (5) Includes 25,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (6) Includes 67,500 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (7) Includes 40,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (8) Includes 40,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (9) Includes 37,500 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(10) Includes 163,925 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(11) Includes 41,375 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(12) Includes 1,044,394 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

   Our Board of Directors met seven times and took action by unanimous written consent seven times during the fiscal year ended December 31, 2001. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not currently have a standing nominating committee. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees on which he or she served.

   The Audit Committee of the Board of Directors was established on December 2, 1992 and during the fiscal year ended December 31, 2001 was comprised of Christopher H. Covington, Samuel R. Meshberg, Arthur H. Reidel, David D. Martin and Walter M. Pile, Jr. Messrs. Meshberg and Reidel joined the Audit Committee in February 2001. Messrs. Martin and Pile resigned from the Audit Committee on February 3, 2001 when they resigned from the Board of Directors. The Audit Committee reviews with our independent auditors the scope and timing of their audit services and any other services the independent auditors are asked to perform, the independent auditor's report regarding our financial statements following completion of their audit and our policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Audit Committee met four times and took action by unanimous written consent once during the fiscal year ended December 31, 2001.

   The Compensation Committee of the Board of Directors during the fiscal year ended December 31, 2001 was comprised of Samuel R. Meshberg, Mark C. Ozur, June
L. Rokoff and David Martin. Messrs. Meshberg and Ozur joined the Compensation Committee in February of 2001. Ms. Rokoff and Mr. Martin resigned from the Compensation Committee on February 3, 2001 when they resigned from the Board of Directors. The Compensation Committee reviews and makes recommendations concerning executive compensation, oversees the administration of Insightful's 401(k) plan and administers our 2001 Stock Option and Incentive Plan and the 1996 Non-Qualified, Non-Officer Stock Plan. The Compensation Committee met five times and took action by written consent twice during the fiscal year ended December 31, 2001.

                            AUDIT COMMITTEE REPORT

   The Board of Directors has an Audit Committee that oversees Insightful's accounting and financial functions, including matters relating to the appointment and activities of Insightful's independent auditors. The Audit Committee regularly discusses with management and the outside auditors the financial information developed by Insightful, Insightful's systems of internal controls and its audit process. The Audit Committee recommends to the Board of Directors each fiscal year the appointment of the independent auditors and reviews periodically the auditors' performance and independence from management. The Audit Committee met with Insightful's independent auditors (both in and out of the presence of Insightful's management) to review and discuss the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various matters pertaining to the audit, such as Insightful's financial statements, the report of the independent auditors on the results, the scope and terms of the independent auditor's work, and recommendations concerning the financial practices, controls, procedures and policies employed by Insightful.

   The Board of Directors has adopted a written charter for the Audit Committee setting out the audit-related functions the committee is to perform. The Audit Committee has reviewed Insightful's audited financial statements and met both with management and with Insightful's independent auditors, Arthur Andersen LLP and Ernst & Young LLP, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

   The Audit Committee has received from and discussed with Ernst & Young LLP the written disclosure and the letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with Ernst & Young LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Insightful's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

   Insightful's Audit Committee has determined that the provision of the services provided by Ernst & Young LLP as set forth herein are compatible with maintaining Ernst & Young LLP's independence.

   During the fiscal year ended December 31, 2001, the Audit Committee consisted of Messrs. Martin, Pile, Covington, Meshberg and Reidel, each of whom is an "independent director" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. That is, the Board of Directors has determined that none of the committee members has a relationship to Insightful that may interfere with his independence from Insightful and its management.

                                          AUDIT COMMITTEE

                                          Christopher H. Covington (Chair)
                                          Samuel R. Meshberg
                                          Arthur H. Reidel

                             INDEPENDENT AUDITORS

Audit Fees

   The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the review of the financial statements included in our Forms 10-Q for the periods ended March 31, 2001 and June 30, 2001 were $16,000. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and for the review of the financial statements included in our Form 10-Q for the period ended September 30, 2001 were $58,000.

Financial Information Systems Design and Implementation Fees

   Neither Arthur Andersen LLP nor Ernst & Young LLP billed any fees in 2001 for financial information systems design or implementation professional services.

All Other Fees

   The aggregate fees billed by Arthur Andersen LLP for services other than those described above for the fiscal year ended December 31, 2001 were $238,211. Substantially all of these fees were billed in connection with the fiscal year 2000 audit and the divestiture of the Engineering and Educational Products Division of MathSoft, Inc. in January 2001. The aggregate fees billed by Ernst & Young LLP for services other than those described above for the fiscal year ended December 31, 2001 were $7,295. The Audit Committee has determined that Ernst & Young LLP's rendering of all other non-audit services is compatible with maintaining auditor independence.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

   In accordance with our Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes. Christopher H. Covington and Arthur H. Reidel are serving as Class I Directors until their terms expire on the date of the Annual Meeting of Stockholders to be held in calendar year 2003. Mr. Covington was elected at the Annual Meeting of Stockholders held on May 26, 2000 and Mr. Reidel was elected by the Board of Directors on March 6, 2001. Charles J. Digate and Samuel R. Meshberg are serving as Class II Directors until their terms expire on the date of the Annual Meeting of Stockholders to be held in calendar year 2004. Both were elected at the Annual Meeting of Stockholders held on June 7, 2001. Shawn F. Javid and Mark C. Ozur are serving as Class III Directors until their terms expire on the date of the Meeting. Mr. Javid was elected by the Board of Directors on February 1, 2001 and Mr. Ozur was elected by the Board of Directors on February 21, 2001.

   Messrs. Javid and Ozur are the nominees to be elected at the Meeting as Class III Directors for a term of three years. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for Mr. Javid and Mr. Ozur will be voted (unless Mr. Javid or Mr. Ozur is unable or unwilling to serve) FOR the election of Mr. Javid and Mr. Ozur. The Board of Directors knows of no reason why Mr. Javid or Mr. Ozur should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of one or more other persons or for fixing the number of directors at a lesser number.

   The following table sets forth the directors and the nominees to be elected at the Meeting and each director whose term of office will extend beyond the Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with Insightful, the year each nominee's or director's term will expire and the class of director of each nominee or director.

Director's or Nominee's Name and Year                                              Year Term  Class of
Director or Nominee First Became a Director           Position(s) Held            will Expire Director
-------------------------------------------           ----------------            ----------- --------
Christopher H. Covington................... Director                                 2003         I
 2000

Arthur H. Reidel........................... Director                                 2003         I
 2001

Charles J. Digate.......................... Director                                 2004        II
 1994

Samuel R. Meshberg......................... Director                                 2004        II
 2001

Shawn F. Javid............................. Chairman of the Board of Directors,      2002       III
 2001                                       President and Chief Executive Officer

Mark C. Ozur............................... Director                                 2002       III
 2001

Occupations of Directors and Executive Officers

   The following table sets forth the current directors and the current executive officers of Insightful, their ages, and the positions currently held by each such person with Insightful.

            Name              Age                        Position
            ----              ---                        --------
Christopher H. Covington..... 56  Director

Charles J. Digate............ 48  Director

Peter Hallett................ 42  Vice President of Marketing and Business Development

Shawn F. Javid............... 40  Chairman of the Board of Directors, President and Chief
                                  Executive Officer

Samuel R. Meshberg........... 53  Director

Mark C. Ozur................. 46  Director

Sarwat H. Ramadan............ 59  Chief Financial Officer, Vice President, Treasurer and
                                  Secretary

Arthur H. Reidel............. 51  Director

Directors To Be Elected At The Meeting

   Mr. Javid has been a director of Insightful since February 2001. Mr. Javid joined Insightful in November 1996 as Vice President of Business Development. He has held positions of increasing responsibility within Insightful and was promoted to Senior Vice President in January 2000. After the sale of Insightful's Education & Engineering Products Division in January 2001, he was promoted to President and Chief Executive Officer. Prior to joining Insightful, he was the President of AcroScience Corporation, which was acquired by Insightful in November 1996.

   Mr. Ozur has been a director of Insightful since February 2001. From June 2000 to October 2001, Mr. Ozur was the Chief Technical Officer of edge2net, Inc., a global provider of international telecommunications services. Prior to joining edge2net, Mr. Ozur was President and Chief Executive Officer of PulsePoint

Communications, Inc., a publicly traded telecommunications enhanced services company. Prior to joining PulsePoint, he was Vice President, Engineering for Precision Visuals, Inc. and served in a variety of software development roles for Digital Equipment Corporation.

Directors Whose Terms Extend Beyond The Meeting

   Mr. Covington has been a director of Insightful since April 2000. Mr. Covington is the founder and a member of Covington Associates, an investment banking firm. Previously, Mr. Covington was a founder of Volpe, Covington, and Welty, and prior to that Head of the Investment Banking Operations of Robertson, Coleman & Stephens, and prior to that Head of Industrial Investment Banking for Shearson/American Express. He also serves on the boards of privately held companies.

   Mr. Digate has been a director of Insightful since September 1994. Mr. Digate is the President and Chief Executive Officer of Applied Messaging Corporation, a software company he founded in early 2002. From September 1994 until January 2001, he was Insightful's President and Chief Executive Officer. Previously, Mr. Digate founded Beyond Incorporated, a developer and publisher of enterprise messaging systems where he served as President and Chief Executive Officer. Prior to founding Beyond, Mr. Digate served as a senior executive for Lotus Development Corporation and in middle management positions at Texas Instruments Incorporated. He also serves on the boards of privately held software companies.

   Mr. Meshberg has been a director of Insightful since February 2001. Mr. Meshberg is the President of Financial Management Investment Services, Inc., a private investment company. Previously, Mr. Meshberg was the President of Philson, Inc. and the Chief Financial Officer of Emson Research, Inc., both of which were acquired by AptarGroup, Inc. in February 1999.

   Mr. Reidel has been a director of Insightful since March 2001. Mr. Reidel is Chairman of Pharsight Corporation, a corporation that enables improvements in the development of therapeutic products. From April 1996 until February 2002, he was Pharsight's President and Chief Executive Officer. Immediately prior to joining Pharsight, Mr. Reidel provided consulting services to start-up companies as well as established companies in the high-tech area. Mr. Reidel's experience also includes serving as Vice President of Business Development for Viewlogic Systems, Inc., and President and Chief Executive Officer of Sunrise Test Systems, Inc., a privately-held software firm acquired by Viewlogic.

Executive Officers

   Mr. Ramadan joined Insightful as Chief Financial Officer, Vice President, Treasurer and Secretary in March 2001. Prior to joining Insightful, he served as Chief Financial Officer of AskMe Corporation, a provider of enterprise knowledge sharing solutions for business. Mr. Ramadan also served as Chief Financial Officer of publicly-traded Onyx Software Corporation from 1998 to 2000 and as Chief Financial Officer of Integrated Measurement Systems, Inc., a developer of high performance engineering IC validation systems, from 1993 to 1998.

   Mr. Hallett joined Insightful as Vice President of Marketing and Business Development in May 2000. Before joining Insightful, Mr. Hallett was Vice President of Marketing at OneRealm, Inc., a privately-held software and services firm focused on the globalization of e-business. Previously, Mr. Hallett was a co-founder and director of marketing for MarketScape, Inc. (now mobilize.com), a leading provider of mobile Internet solutions. Mr. Hallett also held senior marketing positions with Research Systems, Inc., XVT Systems, Inc. and Precision Visuals.

                      COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

   The following table sets forth certain information with respect to the annual compensation paid or accrued by Insightful for services rendered to it, in all capacities, for the fiscal year ended December 31, 2001 by (i) its Chief Executive Officer (the "CEO"), (ii) other Executive Officers whose total salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2001, and
(iii) additional individuals for whom disclosure would have been made except that the individuals were not executive officers for the fiscal year ended December 31, 2001 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                                                                Compensation
                                              Annual Compensation(1)               Awards
                                        ----------------------------------- ---------------------
                                                                  Other     Securities Underlying
     Name and Principal Position        Year  Salary  Bonus(2) Compensation   Options/SARs (#)
     ---------------------------        ---- -------- -------- ------------ ---------------------
Charles J. Digate...................... 2001 $261,149       --   $40,000            10,000
  Chairman of the Board of              2000 $250,000       --        --            50,000
  Directors, President and Chief        1999 $250,000 $189,000        --                 0
  Executive Officer(3)

Shawn F. Javid......................... 2001 $198,454 $ 86,520        --                --
  Chairman of the Board of              2000 $171,325 $ 77,725        --           330,000
  Directors, President and Chief        1999 $142,000 $105,746        --            80,000
  Executive Officer(4)

Sarwat H. Ramadan...................... 2001 $133,904 $ 25,235        --           150,000
  Vice President, Chief Financial       2000       --       --        --                --
  Officer, Treasurer and Secretary(5)   1999       --       --        --                --

Peter Hallett.......................... 2001 $145,558 $ 28,840        --            50,000
  Vice President Marketing and          2000 $ 80,000 $ 15,820        --            50,000
  Business Development                  1999       --       --        --                --

James Christian Randles................ 2001 $ 14,231 $160,247        --            41,375
 Senior Vice President(6)               2000 $185,200 $ 13,100        --            30,000
                                        1999 $175,000 $ 93,891        --            60,000

Dermot P. O'Grady(7)................... 2001 $150,364 $ 60,000        --            20,157
  Vice President Finance and            2000 $111,462 $ 50,000        --            50,000
  Administration, Chief Financial       1999       --       --        --                --
  Officer, Treasurer and Clerk

--------
(1) Excludes perquisites and other personal benefits, if any, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported. We did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts during the fiscal years ended December 31, 2001, December 31, 2000 or December 31, 1999.

(2) Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(3) Mr. Digate served as President and Chief Executive Officer of Insightful until January 30, 2001, and served as Chairman of our Board of Directors until July 31, 2001.

(4) Mr. Javid was promoted to the position of President and Chief Executive Officer in February 2001, and has served as Chairman of our Board of Directors since August 2001.

(5) Mr. Ramadan joined Insightful in March 2001.

(6) Mr. Randles resigned as an executive officer effective January 23, 2001.

(7) Mr. O'Grady resigned effective March 30, 2001.

Option Grants

   The following table sets forth information concerning options granted pursuant to our employee stock option plans during the fiscal year ended December 31, 2001 to the Named Executive Officers as reflected in the Summary Compensation Table above. We granted 1,609,420 options to employees pursuant to our 1992 Stock Option Plan and 2001 Stock Option and Incentive Plan during the fiscal year ended December 31, 2001.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                           Potential Realizable
                                           Individual Grants                 Value at Assumed
                              -------------------------------------------  Annual Rates Of Stock
                                       % of Total                           Price Appreciation
                              Options/   Shares    Exercise or              for Option Term(1)
                                SARS   Granted in  Base Price  Expiration -----------------------
            Name              Granted  Fiscal Year  Per Share     Date        5%          10%
            ----              -------- ----------- ----------- ---------- ----------- -----------
Charles J. Digate............      --        --           --           --          --          --

Shawn F. Javid...............      --        --           --           --          --          --

Sarwat H. Ramadan(2).........  50,000    3.1067      $2.2700   12/20/2011 $ 71,379.54 $180,889.77
                              100,000    6.2134      $1.7200    3/12/2011 $107,974.41 $273,812.45

Peter Hallett(3).............  50,000    3.1067      $2.7500    1/24/2011 $ 86,473.01 $219,139.59

James Christian Randles(4)...  41,375      2.57      $  3.48      5/27/02 $         0 $         0

Dermot P. O'Grady(5).........  20,157      1.25      $  3.53       4/1/02 $         0 $         0

--------
(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of our common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercises and the future performance of our common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(2) One-eighth of the total grant vests and becomes exercisable after six months, and thereafter vests and becomes exercisable in equal installments of one sixteenth of the total grant per quarter (so long as Mr. Ramadan maintains a business relationship with Insightful through such date).

(3) One-sixteenth of the total grant vests and becomes exercisable on April 24, 2001, and thereafter vests and becomes exercisable in equal installments of one sixteenth of the total grant per quarter (so long as Mr. Hallett maintains a business relationship with Insightful through such date).

(4) Mr. Randles resigned effective February 28, 2001. We had an agreement with Mr. Randles that provided for the acceleration of vesting of one-half of any then-unvested outstanding options upon termination due to a change of control. The agreement allowed Mr. Randles one year plus 90 days after his termination to exercise any vested options. The number of options shown on this table represents the vested and exercisable portion of options granted prior to 2001 that were accelerated in accordance with this agreement. The exercise price shown is an average of exercise prices for the prior grants so accelerated.

(5) Mr. O'Grady resigned effective March 30, 2001. We had an agreement with Mr. O'Grady that provided for the acceleration of vesting of one-half of any then-unvested outstanding options upon termination due to a change of control. The agreement allowed Mr. O'Grady one year after termination to exercise any vested options. The number of options shown on this table represents the vested and exercisable portion of options granted prior to 2001 that were accelerated in accordance with this agreement. The exercise price shown is an average of exercise prices for the prior grants so accelerated.

Option Exercises and Fiscal Year-End Values

   Shown below is information with respect to options to purchase Insightful's common stock granted under our stock plans, including: (i) the number of shares of common stock purchased upon exercise of options in the fiscal year ending December 31, 2001; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding as of December 31, 2001; and (iv) the value of such unexercised options as of December 31, 2001.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                          Number of Securities          Value of Unexercised
                                                         Underlying Unexercised       In-the-Money Options/SARs
                                Shares                   Options/SARs at FY-End             at FY-End(2)
                               Acquired      Value    ----------------------------- -----------------------------
            Name              on Exercise Realized(1) (Exercisable) (Unexercisable) (Exercisable) (Unexercisable)
            ----              ----------- ----------- ------------- --------------- ------------- ---------------
Charles J. Digate............   110,000   $227,750.00    290,625         34,375      $     0.00              --
Shawn F. Javid...............        --            --    248,125        276,875      $44,200.00     $130,500.00
Sarwat H. Ramadan............        --            --     18,750        131,250      $11,437.50     $ 52,562.50
Peter Hallett................        --            --     28,125         71,875      $ 1,500.00     $  2,500.00
James Christian Randles......    24,700   $    12,140    163,925             --      $ 1,102.50              --
Dermott O'Grady..............        --            --     29,844             --              --              --

--------
(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers but are calculated based on the difference between the fair market value of common stock on the date of exercise and exercise price of the options. Named Executive Officers will receive cash only if and when they sell the common stock issued upon exercise of the options and the amount of cash, if any, received by such individuals is dependent on the price of our common stock at the time of such sale.

(2) Value is based on the difference between the option exercise price and the fair market value as of December 31, 2001 ($2.31 per share) multiplied by the number of shares underlying the option.

Employment Agreements and Change-In-Control Arrangements

   We have employment agreements with Messrs. Javid, Ramadan and Hallett that provide for severance pay and acceleration of stock options in the event they are terminated without cause. Mr. Javid's agreement provides that we pay severance equal to 18 months' salary and bonus based on the rate in effect as of the date of termination, and that we accelerate the vesting of his stock options that would have vested during the nine months following termination, or, at our option, pay to Mr. Javid the in-the-money value of those options as of the termination date. Mr. Hallett's agreement provides that we pay severance equal to six months' salary based on the rate in effect as of the date of termination, and that we accelerate the vesting of his stock options that would have vested during the six-month severance period, or, at our option, pay to Mr. Hallett the in-the-money value of those options as of the termination date. Mr. Ramadan's agreement provides that we pay severance equal to nine months' salary based on the rate in effect as of the date of termination, and that we accelerate the vesting of his stock options that would have vested during the nine-month severance period, or, at our option, pay to Mr. Ramadan the in-the-money value of those options as of the termination date.

   The employment agreements we have with Messrs. Javid, Ramadan and Hallett also contain option acceleration arrangements in the event of termination resulting from or in connection with a change of control. Our option acceleration arrangements with Mr. Javid and Mr. Hallett provide that upon a change of control, one hundred percent (100%) of any unexercisable, unexpired installments of stock options held by the optionee at the time of the change of control shall immediately vest and become exercisable. Any of Mr. Javid's options that so vest shall remain unexpired and exercisable for a period of 18 months. Any of Mr. Hallett's options that so vest shall remain unexpired and exercisable for a period of 12 months. Our option acceleration arrangement with Mr. Ramadan provides that upon a change of control, we will accelerate the vesting of either (1) one hundred percent (100%) of his initial stock option grant or (2) those options that would otherwise have vested during the nine month severance period.

   In connection with Mr. Digate's resignation as the President and Chief Executive Officer of Insightful on January 31, 2001, we agreed to pay salary continuation payments for a period of 18 months at the rate of $20,833.33 per month. In addition, we agreed to pay certain premiums to continue health insurance coverage for Mr. Digate until the earlier of the end of 18 months or the happening of certain specified events. Stock options previously granted to Mr. Digate under employee stock option plans continue to vest per their respective vesting schedules until Mr. Digate ceases to have a business relationship with the company. Mr. Digate has until three years after he ceases to be a member of the Board of Directors to exercise any vested stock options.

Compensation Committee Report on Executive Compensation

  Overview

   Insightful's executive compensation program is administered by the Compensation Committee of the Board of Directors. Pursuant to authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of senior management. The Compensation Committee also reviews, as appropriate, other compensation standards of Insightful, administers the Insightful Corporation 401(k) Plan, the 2001 Employee Stock Purchase Plan and the 1996 Non-Qualified, Non-Officer Stock Plan.

   During the fiscal year ended December 31, 2001, the Compensation Committee was comprised of Mr. Martin, Ms. Rokoff, Mr. Meshberg and Mr. Ozur, each a non-employee director of Insightful. Mr. Martin and Ms. Rokoff resigned from the Compensation Committee upon their resignation from the Board of Directors in February 2001, at which time Mr. Ozur and Mr. Meshberg were appointed to the committee. The members of the Compensation Committee bring expertise gained through their experience at public and private companies in matters relating to executive compensation to their service on the Compensation Committee.

  Procedure for Establishing Compensation

   At the beginning of each fiscal year, the Compensation Committee establishes the annual salary for Insightful's executive officers based on recommendations of the Chief Executive Officer. The Board reviews the recommendations taking into account the following factors: (i) external market data; (ii) Insightful's performance; (iii) the individual's contribution to Insightful's success; and
(iv) the internal equity of compensation levels among executive officers. In our effort to update our external market data, we entered into a fee-based arrangement with a compensation analysis firm in 2001. Through this arrangement we are able to review industry-specific data generated by the firm's executive compensation research.

  Tax Considerations

   In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), we cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

  Elements of Executive Compensation

   Our compensation policy for executive officers is designed to achieve the following objectives: (1) to enhance profitability of Insightful and increase stockholder value; (2) to reward executives consistent with our annual and long-term performance goals; (3) to recognize individual initiative and achievement; and (4) to provide competitive compensation that will attract and retain qualified executives. Compensation under the executive compensation program is comprised of cash compensation in the form of salary and performance-based compensation in the form of cash bonuses, long-term incentive opportunities in the form of stock options and various benefits, including medical, savings and insurance plans available to all employees of Insightful.

   An executive officer's compensation package includes:(1) base salary, which is based upon the overall performance of Insightful and external market data;(2) annual performance-based compensation, which is based upon achievement of pre-determined financial objectives of Insightful and individual objectives; and (3) long-term incentive compensation, in the form of stock options, granted with the objective of aligning executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period. In addition, the compensation program is comprised of various benefits, including medical, savings and insurance plans, and the 2001 Employee Stock Purchase Plan, which are generally available to all employees of Insightful.

  Base Compensation

   Base salaries for executive officers are targeted at competitive market levels for their respective positions, levels of responsibility and experience. In setting base cash compensation levels for executive officers, the Compensation Committee generally takes into account such factors as: (1) Insightful's past financial performance and future expectations; (2) the general and industry-specific business environment; (3) the individual executive officer's base compensation in the prior year; and (4) corporate and individual performance. The Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

  Performance-Based Compensation

   Insightful's performance-based compensation policies are designed to reward executive officers when Insightful meets or exceeds pre-determined financial goals and are also based on various non-financial objectives such as the ability to motivate others, to recognize and pursue new business opportunities and to initiate programs to enhance Insightful's growth and success. Performance-based cash compensation is generally awarded based on formulas established by the Compensation Committee at the time salaries are fixed.

   In establishing performance-based compensation formulas for the fiscal year ended December 31, 2001 for the executive officers, the Compensation Committee considered: (1) the annual base compensation of each individual; (2) individual performance; (3) the actual performance of Insightful as compared to projected performance under Insightful's annual operating plan; and (4) the projected future performance of Insightful; (5) the general business environment. The Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

   Pursuant to the performance bonus formulas established by the Compensation Committee in the fiscal year ended December 31, 2001, bonus formulas for each executive officer, other than the Chief Executive Officer, were based on the company's achieving a pre-determined post-bonus net income and revenue level as set forth in Insightful's annual operating plan and on the executive officer's achieving specified individual objectives. The bonus formula for the Chief Executive Officer is based on Insightful's achieving a pre-determined post-bonus net income and revenue level as set forth in Insightful's annual operating plan. The maximum attainable bonus amounts varied depending on how Insightful's actual post-bonus net income and revenue compared to the pre-determined post-bonus net income and revenue set forth in Insightful's annual operating plan. For executive officers other than the Chief Executive Officer, maximum bonus was payable if Insightful achieved 150% of its pre-determined post-bonus net income and the executive officer achieved all of his or her individual performance goals. The maximum bonus was payable to the Chief Executive Officer if Insightful achieved 150% of its pre-determined post-bonus net income. The Operating Plan for the fiscal year ended December 31, 2001, on which performance bonuses for the fiscal year ended December 31, 2001 were based, was reviewed and approved by the Board of Directors prior to the Compensation Committee's action to establish bonus formulas.

  Stock Options

   Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of Insightful's common stock. The Board of Directors believes that stock option participation aligns executive officers' interests with those of Insightful's stockholders. When establishing stock option grant levels for executive officers in 2001, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options, the current stock price, individual performance during the fiscal year in question and past financial performance and future expectations. Stock options granted under the 2001 Stock Option and Incentive Plan and the Amended and Restated 1992 Stock Plan generally have an exercise price equal to the fair market value of Insightful's Common Stock on the date of grant and generally vest over a four or five year period. Insightful attempts to ensure that its executive officers are granted stock options in numbers comparable to or slightly above industry standards.

   In the fiscal year ended December 31, 2001, Mr. Ramadan was awarded stock options to purchase 150,000 shares of common stock and Mr. Hallett was awarded stock options to purchase 50,000 shares.

                                          Respectfully Submitted by the
                                            Compensation Committee:

                                          Mark C. Ozur
                                          Samuel R. Meshberg

Compensation Committee Interlocks and Insider Participation

   During the fiscal year ended December 31, 2001, Messrs. Ozur, Meshberg and Martin and Ms. Rokoff served on the Compensation Committee. Mr. Martin and Ms. Rokoff served on the Compensation Committee until their resignations from the Board of Directors in February 2001. Messrs. Ozur and Meshberg served on the Compensation Committee from the date of their election to the committee in February 2001 and throughout the remainder of the fiscal year ended December 31, 2001. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of Insightful or any of its subsidiaries, was formerly an officer of Insightful or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of Insightful served as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of Insightful.

   In February 2002 we entered into an agreement with Mr. Ozur, a current independent member of our Board of Directors, to provide consulting services to senior management. Mr. Ozur is compensated at $2,000 per billable day, not to exceed $100,000 during the term of the agreement, which expires on July 31, 2002. Mr. Ozur is also entitled to stock options from the 2001 Stock Option and Incentive Plan.

Compensation of Directors

   Until January 16, 2002, as compensation for serving on the Board of Directors, we paid each non-employee director $2,000 for each meeting attended in person and $500 for each meeting attended via telephone conference call. Each non-employee director who also served on either the audit or compensation committee received an additional $2,000 annually per committee served. Currently, non-employee directors receive no cash compensation for attendance of meetings except for reimbursement for reasonable travel expenses.

   Each non-employee director of Insightful is entitled to participate in the 1992 Non-Employee Director Stock Option Plan (the "1992 Director Plan") and the 2001 Non-Employee Director Stock Option Plan (the "2001 Director Plan") (collectively, the "Director Plans"). The 2001 Director Plan was approved by stockholders in June 2001 to replace the 1992 Director Plan, which was to expire in February 2002.

   Each plan authorizes the grant of stock options only to members of Insightful's Board of Directors who are neither employees nor officers of Insightful. Under the 2001 Director Plan, each non-employee director who has served as a member of the Board of Directors for at least one year on February 3rd of each year receives automatically on such date an option to purchase 10,000 shares of common stock at an exercise price equal to 100% of the fair market value on that date. Each non-employee director who has served for less than an entire year on February 3rd receives automatically an option to purchase the number of shares of our common stock equal to the number of full months he has served on the Board of Directors during the prior year, divided by 12 and multiplied by 10,000. In addition, each non-employee director first elected to the Board of Directors will receive automatically on the date of his or her election an option to purchase 20,000 shares of our common stock at an exercise price equal to 100% of the fair market value on such date.

   The 1992 Director Plan expired on February 3, 2002 with 87,500 shares outstanding. Currently, the number of shares of common stock authorized for issuance under the 2001 Director Plan is 200,000 shares, of which 100,000 shares were outstanding as of the Record Date. The 2001 Director Plan expires on February 3, 2011.

   Options granted under the Director Plans may not be exercised until they become vested. Each option granted under the Director Plans becomes exercisable in one installment on the date of grant. Options granted under the Director Plans expire on the date which is ten years from the date of the option grant or 180 days after the director resigns from the Board of Directors, whichever comes first.

   If the stockholders approve the amendment to the 2001 Non-Employee Director Plan at the Meeting, each non-employee director who has served as a member of the Board of Directors for at least one year on February 3rd of each year, including 2002, will receive automatically, on such date, an option to purchase 20,000 shares of our common stock at an exercise price equal to 100% of the fair market value on that date.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the five-year period from January 1, 1997 through December 31, 2001, with the cumulative total return on the Nasdaq Composite Index (Total Return) and the S&P Computer Software and Services Index. The comparison assumes $100 was invested on January 1, 1997 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG INSIGHTFUL CORPORATION,
                                    NASDAQ
                        COMPOSITE INDEX (TOTAL RETURN)
                  AND S&P COMPUTER SOFTWARE & SERVICES INDEX

                                    [CHART]




                               12/96  12/97  12/98  12/99  12/00  12/01
                               ------ ------ ------ ------ ------ ------
        NASDAQ................ 100.00 121.64 169.84 315.20 191.36 151.07
        Standard & Poor's..... 100.00 131.01 165.95 198.35 178.24 154.99
        Insightful Corporation 100.00  72.13  68.85 119.67  41.80  60.59

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   We have adopted a policy that all transactions between us and our officers, directors, principal stockholders and their affiliates be on terms no less favorable to us than could be obtained from unrelated third parties and must be approved by a majority of the non-employee independent and disinterested directors.

   In June 2000, Charles J. Digate, who was then the President, Chief Executive Officer and Chairman of the Board of Directors of Insightful, executed a full recourse promissory note in favor of Insightful in the amount of $550,000 (the "Note"). On January 9, 2002, Mr. Digate repaid the remaining principal and interest under the Note. The total amount received from Mr. Digate as of January 9, 2002 was $618,237.80, including $68,237.80 in accrued interest. Upon repayment of the Note, Insightful released the shares of its common stock that had been held by Insightful as collateral for the Note.

   In connection with Mr. Digate's resignation as the President and Chief Executive Officer of Insightful in January of 2001, we agreed to pay salary continuation payments for a period of 18 months at the rate of $20,833.33 per month. In addition, we agreed to pay certain premiums to continue health insurance coverage for Mr. Digate until the earlier of the end of 18 months or the happening of certain specified events. Stock options previously granted to Mr. Digate under employee stock option plans continue to vest per their respective vesting schedules until Mr. Digate ceases to have a business relationship with Insightful. Mr. Digate has until three years after he ceases to be a member of the Board of Directors to exercise any vested stock options.

   On January 23, 2001, we sold all of the outstanding stock of our wholly-owned subsidiary MathSoft Engineering & Education, Inc. ("MEEI") to a newly formed company, MathSoft Corporate Holdings, Inc., a Delaware corporation ("Holdings"). MEEI, the subsidiary sold by us to Holdings, had assets consisting of substantially all of the assets used in the business conducted by our Engineering and Education Products Division, including our Mathcad(R) and Study Works(R) product lines. The purchase of MEEI by Holdings was supported by capital provided by management of Holdings and through investments by Edison Venture Fund and Spring Capital Partners. James C. Randles, now the Chairman and Chief Executive Officer of the acquired company MEEI, was formerly until the sale of MEEI, a Senior Vice President of Insightful and the General Manager of our Engineering and Education Products Division. Mr. Randles oversaw the buyout efforts and received bonus income from us aggregating $160,247 in connection with the sale.

   In February of 2002 we entered into an agreement with Mark Ozur, a current independent member of our Board of Directors, to provide consulting services to senior management. Mr. Ozur is compensated at $2,000 per billable day, not to exceed $100,000 during the term of the agreement, which expires on July 31, 2002. Mr. Ozur is also entitled to stock options from the 2001 Stock Option and Incentive Plan.

   We have an agreement with Pharsight Corporation, of which Mr. Reidel is Chairman, to pay us royalties for redistribution of our software. During the 2001 fiscal year, we received royalty payments of approximately $113,900 from Pharsight Corporation.

       PROPOSAL 2: AMENDMENT TO THE 2001 STOCK OPTION AND INCENTIVE PLAN

   We currently maintain the 2001 Stock Option and Incentive Plan (the "2001 Option Plan") under which our employees may receive grants to purchase shares of our common stock. The stockholders adopted the 2001 Option Plan on June 7, 2001 to replace the 1992 Stock Option Plan, which expired in February 2002. The 2001 Option Plan provides up to 500,000 shares of our common stock to be reserved for the grant of incentive stock options to our employees and the grant of non-qualified stock options, stock awards and opportunities to make direct purchases of our stock to our employees, directors, officers and consultants. On January 16, 2002, the Board of Directors unanimously approved an amendment to the 2001 Option Plan, subject to the approval of the stockholders at the Meeting, that (i) increases the number of shares of common stock issuable under the 2001 Option Plan by 500,000 shares, from 500,000 to 1,000,000 shares, (ii) automatically increases the number of shares of common stock issuable under the plan by 7% or 1,000,000 shares (whichever is less) at the commencement of each fiscal year and (iii) allows the Board of Directors to increase the number of shares of common stock issuable under the plan by 7% or 1,000,000 shares (whichever is less) in the event of a merger with or an acquisition of another entity.

   We are asking the stockholders to approve the amendment to the 2001 Option Plan because as of the Record Date, only 199,000 shares remained available for grant under the plan. We rely on stock options as an essential part of the compensation packages necessary for us to attract and retain experienced officers and employees, and for noncash leverage in mergers and acquisitions. The Board of Directors approved the amendment to the 2001 Option Plan in order to ensure that we would be able to continue to attract and retain the quality of employees, directors and officers needed to compete effectively. Our Board of Directors believes that the amendment to the 2001 Option Plan would provide sufficient shares to permit our management to continue to provide meaningful long-term, equity-based incentives to present and future key employees. As of December 2001, 165 employees (including officers) and consultants were eligible to participate in the Plan.

   We are seeking stockholder approval of the amendment to the 2001 Option Plan in order to be able to continue to grant "incentive stock options" ("ISOs") within the meaning of Code Section 422. As described below under the heading "United States Federal Income Tax Consequences," there are several potential benefits to our employees if options granted under the plan, as proposed to be amended, are treated as ISOs. In addition, stockholder approval of the amendment to the 2001 Option Plan is required in order to allow for directors and officers to be eligible to participate in the plan, as proposed to be amended, and to allow the options to constitute "qualified performance base compensation" pursuant to Code Section 162(m).

   The affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the Meeting and voting will be required to approve the amendment to the 2001 Option Plan.

Plan Benefits

   Our officers and directors may receive grants of options pursuant to the 2001 Option Plan, as proposed to be amended. The amount of benefits to be received by any of the persons listed below pursuant to the 2001 Option Plan, as proposed to be amended, cannot be determined at this time. The following chart therefore lists, for purposes of comparison, the options granted in 2001 under the 1992 Stock Option Plan and the 2001 Option Plan.

                                                                           Average
                                                                           Exercise Number of
                            Name and Position                               Price     Units
                            -----------------                              -------- ---------
Shawn F. Javid............................................................     --          --
 Chairman of the Board of Directors, President and Chief Executive Officer

Christopher H. Covington..................................................  $1.84      20,000
 Director

Charles J. Digate.........................................................     --          --
 Director
 President and Chief Executive Officer (until February 2001)
 Chairman of the Board of Directors (until August 2001)

Samuel R. Meshberg........................................................     --          --
 Director

Mark C. Ozur..............................................................     --          --
 Director

Arthur H. Reidel..........................................................     --          --
 Director

Sarwat H. Ramadan.........................................................  $1.90     150,000
 Chief Financial Officer, Vice President, Treasurer and Secretary

Peter Hallett.............................................................  $2.75      50,000
 Vice President Marketing and Business Development

Executive officers, as a group............................................  $2.11     200,000

Directors who are not executive officers, as a group......................  $1.84      20,000

Employees who are not executive officers as a group.......................  $2.41   1,409,420

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 2001 OPTION PLAN.

Summary of the Amended and Restated 2001 Stock Option and Incentive Plan

   The following is a summary description of the plan, as proposed to be amended, which is qualified in its entirety by reference to the complete text of the plan, as amended, attached as Appendix A to this proxy statement.

  Purpose

   The purpose of the plan is to encourage our employees, directors and officers, as well as other individuals who render services to us, by providing opportunities to obtain our stock pursuant to the plan.

  Shares Subject to the Plan

   The Board of Directors has reserved 1,000,000 shares of our common stock for issuance under the plan. On the first day of each fiscal year, additional shares will be added equal to the lesser of (i) one million (1,000,000) shares,
(ii) seven percent (7%) of the outstanding shares as of the last day of the prior fiscal year, and (iii) a lesser number of shares as may be determined by the Board. In addition, in the event of an acquisition or merger, the Board of Directors can add shares to the plan, up to the lesser of (i) one million (1,000,000) Shares and (ii) seven percent (7%) of the outstanding Shares as of the last day of the prior fiscal year. Shares subject to the plan may either be authorized but unissued shares or shares that we once issued and subsequently reacquired.

  Eligibility

   The plan provides for the grant of incentive stock options ("ISOs") to our employees and the grant of non-qualified stock options ("NQSOs"), stock awards ("Awards") and opportunities to make direct purchases of stock in Insightful ("Purchases") to our employees, officers and directors. ISOs, NQSOs, Awards and Purchases are sometimes collectively referred to as "Stock Rights" and ISOs and NQSOs are sometimes collectively referred to as "Options." For information concerning the United States federal income tax consequences of ISOs, NQSOs, Awards and Purchases, please see below.

  Administration

   Our Board of Directors will administer the plan. Subject to the provisions of the plan, our Board of Directors has the authority to (i) determine to whom Options, Awards and authorizations to make Purchases shall be granted, (ii) determine the time at which Options or Awards shall be granted or Purchases made, (iii) determine the purchase price for NQSOs, Awards and Purchases, (iv) determine whether each Option granted shall be an ISO or a NQSO, (v) determine when each Option shall become exercisable and the duration of the exercise period, (vi) determine whether restrictions such as repurchase options on vesting are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the plan and prescribe and rescind rules and regulations relating to it. Our Board of Directors may delegate its authority to a committee.

  Option Price and Duration

   The exercise price per share for each ISO and NQSO granted under the plan may be set at the direction of our Board of Directors, but, under current federal income tax laws, may not be less than the fair market value per share of common stock on the date of such grant in the case of an ISO. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Insightful, under current federal income tax laws, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of common stock on the date of grant. Under current federal income tax laws, the aggregate fair market value (determined at the time of grant) of the shares of common stock subject to ISOs granted to an employee and which first become exercisable during any calendar year cannot exceed $100,000; any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a NQSO. Each Option expires on the date specified by our Board of Directors, but, under current federal income tax laws, it cannot expire after (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all of our classes of stock.

  Exercisability of Shares

   The vesting schedule of all Options, Awards and Purchases shall be determined by the Board of Directors. An Option shall be exercisable in whole or in part by giving us written notice, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares.

  Amendment and Termination

   Our Board of Directors may from time to time adopt amendments, certain of which are subject to stockholder approval, and may terminate the plan at any time. Any shares subject to an Option which for any reason expires or terminates unexercised may again be available for future grants under the plan. No Options may be granted under the plan after April 5, 2011.

  United States Federal Income Tax Consequences

   The following discussion summarizes certain United States federal income tax considerations for persons receiving Stock Rights under the plan and certain tax effects on us, based upon the provisions of the Code as in effect on the date of this proxy statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, this summary is not intended to be a complete discussion of all the United States federal income tax consequences of the plan.

  Incentive Stock Options:

   The following general rules are applicable under current federal income tax law to ISOS granted under the plan:

    1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and we are not entitled to a federal income tax deduction upon either grant or exercise of an ISO.

    2. If shares acquired upon exercise of an ISO are not disposed of within
       (i) two years from the date the ISO was granted and (ii) one year from the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

    3. If shares acquired upon exercise of an ISO are disposed of before Holding Periods are met (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or
       (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

    4. In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition of stock acquired by exercising an ISO, Insightful generally should be entitled to a corresponding federal income tax deduction.

    5. The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and
       (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain.

    6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

    7. An optionee may be entitled to exercise an ISO by delivering shares of our common stock to us in payment of the exercise price if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

    8. In addition to the tax consequences described above, the exercise of ISOs may result in an additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to the "alternative minimum taxable income," generally reduced by a statutory exemption. In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

    9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  Non-Qualified Options:

   The following general rules are applicable under current federal income tax law to NQSOs under the plan:

    1. The optionee generally does not realize any taxable income upon the grant of a NQSO, and we are not entitled to a federal income tax deduction by reason of such grant.

    2. The optionee generally will recognize ordinary income at the time of exercise of a NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. We may be required to withhold income tax on this amount.

    3. When the optionee sells the shares acquired upon exercise of a NQSO, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

    4. We generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee.

    5. An optionee may be entitled to exercise a NQSO by delivering shares of the our common stock to us in payment of the exercise price if the optionee's NQSO agreement so provides. If an optionee exercises a NQSO in such fashion, special rules will apply.

    6. Special rules apply if the shares acquired upon the exercise of an NQSO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  Awards and Purchases:

   The following general rules are applicable under current federal income tax law to Awards or Purchases under the plan:

    1. Persons receiving common stock pursuant to an Award or Purchase generally will recognize ordinary income equal to the fair market value of the shares received, in the case of an Award, or the excess of the fair market value of the shares (determined on the date of purchase) over the purchase price, in the case of an authorization to Purchase. We generally will be entitled to a corresponding federal income tax deduction when such person recognizes ordinary income. When such stock is sold, the seller generally will recognize capital gains or loss equal to the difference between the amount realized upon the sale and the seller's tax basis in the stock (generally, the amount that the seller paid for such stock plus the amount taxed to the seller as ordinary income).

    2. Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

    3. When the optionee sells the shares acquired upon exercise of a NQSO, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

    4. Insightful generally should be entitled to a corresponding tax deduction for federal income tax purposes when ordinary income is recognized by the optionee.

    5. An optionee may be entitled to exercise a NQSO by delivering shares of our common stock to us in payment of the exercise price if the optionee's NQSO agreement so provides. If an optionee exercises a NQSO in such fashion, special rules will apply.

    6. Special rules apply if the shares acquired upon the exercise of a NQSO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

   PROPOSAL 3: AMENDMENT TO THE 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

   We currently maintain the 2001 Non-Employee Director Stock Option Plan (the "2001 NED Plan") under which our non-employee directors receive automatic grants to purchase shares of our common stock. On December 16, 2001, the Board of Directors approved, subject to the approval of the stockholders, an amendment to the 2001 NED Plan that (i) increases the number of shares of our common stock issuable under the plan by 800,000 shares, from 200,000 to 1,000,000 shares, and (ii) increases the number of shares automatically granted to non-employee directors from 10,000 to 20,000 shares.

   We are asking the stockholders to approve the amendment to the 2001 NED Plan because, as of the Record Date, only 100,000 shares remained available for grant under the plan, and the Board of Directors has elected to reduce its cash compensation in favor of an increase of the annual automatic grant from 10,000 shares to 20,000 shares. Our management will rely more heavily on stock options as an essential part of the compensation packages necessary for us to attract and retain experienced non-employee directors. Our Board of Directors approved the amendment to the 2001 NED Plan in order to ensure that we would be able to continue to attract and retain the quality of non-employee directors needed to manage Insightful efficiently and to compete effectively. Our Board of Directors believes that the amendment to the 2001 NED Plan will provide sufficient shares to permit our management to continue to provide meaningful long-term, equity-based incentives to present and future non-employee directors. If the amendment to the 2001 NED Plan is approved at the Meeting, it will retroactively take effect as of February 3, 2002. If the stockholders do not approve the amendment to the 2001 NED Plan, the options granted to non-employee directors on February 3, 2002 in excess of those allowed under the original 2001 NED Plan will terminate and be of no further effect.

   While our Board of Directors is aware of and has considered the potential dilutive effect of option grants, it also recognizes the performance and motivational benefits of equity compensation for non-employee directors by aligning the interests of the non-employee directors with those of the stockholders and believes that the new plan and proposed increase in available options is appropriate under the circumstances. All of our option grants under the 2001 NED Plan, as proposed to be amended, will be made at or above fair market value at the time of grant. As a result, no dilution to our stockholders occurs unless and until our stock price increases, benefiting both our stockholders and option holders.

   We are seeking stockholder approval of the amendment to the 2001 NED Plan to allow directors to obtain certain benefits provided by Rule 16b of the Securities Exchange Act of 1934. The affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Meeting and voting will be required to approve the amendment to the 2001 NED Plan.

Plan Benefits

   The non-employee directors of Insightful will benefit from the adoption of this proposal because they will receive annual grants of options under the 2001 NED Plan, as proposed to be amended. These grants will be for 20,000 shares of Insightful's common stock, as opposed to 10,000 shares currently authorized under the 2001 NED Plan. The grants are automatic, and the amount of each grant can only be modified with the approval of the stockholders.

   Options were granted under the 2001 NED Plan, as proposed to be amended, on February 3, 2002. Subsequent options grants under this plan will only be made in 2002 if a new director joins the Board of Directors. Listed below are the benefits that have been received in 2002 under the 2001 NED Plan, as proposed to be amended.

                                                                           Average
                                                                           Exercise  Number
                            Name and Position                               Price   of Units
                            -----------------                              -------- --------
Shawn F. Javid............................................................     --        --
 Chairman of the Board of Directors, President and Chief Executive Officer

Christopher H. Covington..................................................  $2.43    20,000
 Director

Charles J. Digate.........................................................  $2.43    20,000
 Director
 President and Chief Executive Officer (until February 2001)
 Chairman of the Board of Directors (until August 2001)

Samuel R. Meshberg........................................................  $2.43    20,000
 Director

Mark C. Ozur..............................................................  $2.43    20,000
 Director

Arthur H. Reidel..........................................................  $2.43    20,000
 Director

Sarwat H. Ramadan.........................................................     --        --
 Chief Financial Officer, Vice President, Treasurer and Secretary

Peter Hallett.............................................................     --        --
 Vice President Marketing and Business Development

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 2001 NED PLAN.

Summary of the Amended and Restated 2001 Non-Employee Director Plan

   The following is a summary description of the plan, as proposed to be amended, which is qualified in its entirety by reference to the complete text of the plan, as amended, attached as Appendix B to this proxy statement.

  Purpose

   The purpose of the plan is to encourage opportunities for our non-employee directors to obtain our stock.

  Shares Subject to the Plan.

   The Board of Directors has reserved a maximum of 1,000,000 shares of our common stock for issuance under the plan.

  Eligibility

   The plan provides for the automatic grant of non-qualified stock options ("NQSOs") to our non-employee directors. For information concerning the United States federal income tax consequences of NQSOs, please see below. As of March 4, 2002, five current non-employee directors were eligible for new grants under the plan.

  Administration

   Our Board of Directors will administer the plan. The Board of Directors may delegate its authority to a committee. Grants under the plan are automatic. Subject to the availability of shares under the plan, (a) each person who is or becomes a member of the Board of Directors and who is not an employee or officer of Insightful shall be automatically granted on the date such person is first elected to the Board of Directors, without further action by the Board of Directors, an option to purchase 20,000 shares of our common stock and (b) each person receiving an option who remains a non-employee director through February 3rd of each year (the "Anniversary Date") shall be automatically granted on the Anniversary Date, an option to purchase (i) 20,000 shares of our common stock if such person has been a member of the Board of Directors for an entire year prior to the Anniversary Date, subject to the availability of shares under the plan, or (ii) an amount equal to the full number of months such director has served on the Board of Directors for a one-year period preceding such Anniversary Date, divided by 12 and multiplied by 20,000, and if such number is a fraction, rounded up to the next highest whole number, subject to the availability of shares under the plan.

  Option Price and Duration

   The exercise price per share for each NQSO granted under the plan will be the fair market value per share of common stock on the date of such grant. Each NQSO expires on the later of the date that is ten years from the date of grant or 180 days after the director ceases to be a member of the Board of Directors.

  Exercisability of Shares

   The options vest on the date of grant. A NQSO shall be exercisable in whole or in part by giving written notice to us at our principal executive office, stating the number of shares with respect to which the NQSO is being exercised, accompanied by payment in full for such shares.

  Amendment and Termination

   Our Board of Directors may from time to time adopt amendments, certain of which are subject to stockholder approval, and may terminate the plan at any time. Any shares subject to a NQSO which for any reason expires or terminates unexercised may again be available for future grants under the plan. No NQSOs may be granted under the plan after April 5, 2011.

  United States Federal Income Tax Consequences

   The following discussion summarizes certain United States federal income tax considerations for persons receiving options under the plan and certain tax effects on us, based upon the provisions of the Code as in effect on the date of this proxy statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, this summary is not intended to be a complete discussion of all the United States federal income tax consequences of the plan.

   Non-Qualified Options:

1. The optionee generally does not realize any taxable income upon the grant of an option, and we are not entitled to a federal income tax deduction by reason of such grant.

2. The optionee generally will recognize ordinary income at the time of exercise of an option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. We may be required to withhold income tax on this amount.

3. When the optionee sells the shares acquired upon exercise of an option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4. Insightful generally should be entitled to a corresponding tax deduction for federal income tax purposes when ordinary income is recognized by the optionee.

5. An optionee may be entitled to exercise an option by delivering shares of our common stock to us in payment of the exercise price if the optionee's NQSO agreement so provides. If an optionee exercises an option in such fashion, special rules will apply.

6. Special rules apply if the shares acquired upon the exercise of an option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

        PROPOSAL 4: AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

   We currently maintain the 2001 Employee Stock Purchase Plan (the "2001 Purchase Plan") under which our employees may receive grants to purchase shares of our common stock. The 2001 Purchase Plan provides for up to 123,000 shares of our common stock to be reserved for the purchase of our common stock. On January 16, 2002, our Board of Directors approved, subject to the approval of the stockholders, the following amendment to the 2001 Purchase Plan:

The first sentence of Article 3--Eligible Employees, which currently reads:

   All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year and who have completed length of service not to exceed two years shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. (emphasis added)

shall be deleted and replaced with the following:

   All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder.

   We are asking the stockholders to approve the amendment to the 2001 Purchase Plan because the plan, which was approved by stockholders on June 7, 2001, contains an erroneous statement regarding employee eligibility to purchase stock under the 2001 Purchase Plan. Article 3 of the 2001 Purchase Plan states that only employees who have been employed by Insightful for less than 2 years are eligible to receive options under the plan. We did not intend to limit participation in the 2001 Purchase Plan by an employee's length of service to Insightful. We believe that providing all employees with an opportunity to purchase shares of our stock through a structured, regular buying program not only provides employees with an efficient method of making equity purchases in Insightful, but also increases employee motivation and retention through aligning the interests of employees with the interests of stockholders. Our Board of Directors believes that the amendment to the 2001 Purchase Plan will more fairly permit our employees to make equity purchases of our stock.

   While the Board of Directors is aware of and has considered the potential dilutive effect of grants and subsequent purchases made under the 2001 Purchase Plan, it also recognizes the performance and motivational benefits of equity purchases and believes that the proposed broadening of eligibility qualifications is appropriate under the circumstances. If the amendment is adopted at the Meeting, it will take effect as of the date immediately following such adoption. If the stockholders do not approve the amendment, the 2001 Purchase Plan containing the limitation on employee participation will continue in full force and effect until its expiration on February 28, 2012.

   The affirmative vote of a majority of shares of our common stock represented in person or by proxy at the meeting and voting will be required to approve the amendment to the 2001 Purchase Plan.

Plan Benefits

   Our officers, but not our non-employee directors, may participate in the 2001 Purchase Plan and thus may benefit from the approval of the amendment to the 2001 Purchase Plan. The amount of benefits to be received by any of the persons listed below pursuant to the plan, as proposed to be amended, cannot be determined at this time. The following chart therefore lists, for purposes of comparison, the purchases made in 2001.

                                                                           Average
                                                                           Exercise  Number
                            Name and Position                               Price   of Units
                            -----------------                              -------- --------
Shawn F. Javid............................................................     --        --
 Chairman of the Board of Directors, President and Chief Executive Officer

Sarwat H. Ramadan.........................................................     --        --
 Chief Financial Officer, Vice President, Treasurer and Secretary

Peter Hallett.............................................................  $1.59     1,924
 Vice President of Marketing and Business Development

Employees who are not executive officers, as a group......................  $1.55    63,992

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 2001 PURCHASE PLAN

Summary of the Amended and Restated 2001 Employee Stock Purchase Plan

   The following is a summary description of the plan, as proposed to be amended, which is qualified in its entirety by reference to the complete text of the plan, as amended, attached as Appendix C to this proxy statement.

  Purpose

   The purpose of the plan is to encourage our employees to obtain our stock pursuant to the plan.

  Shares Subject to the Plan

   Shares subject to the plan may either be authorized but unissued shares or shares that we once issued and subsequently reacquired. Under the plan, 123,000 shares of common stock will be available for grants.

  Eligibility

   Each of our employees is eligible to participate in the plan, provided such employee (a) is regularly scheduled to work at least 20 hours each week and at least five months in the calendar year and (b) immediately after the grant of an option to him under the plan, he or she would own less than 5 percent of the total combined voting power or value of all classes of our stock. As of the Record Date, there were approximately 160 employees eligible to participate in the plan. An eligible employee may elect to become a participant in the plan by filing an election form authorizing specified regular payroll deductions over the next purchase period. Unless an employee files a new election form or withdraws from the plan, the election form continues from one purchase period to the next as long as the plan remains in effect. An employee may authorize payroll deductions in an amount of not less than 1% but not more than 10% of his total compensation, including base pay or salary and any bonuses or commissions. Deductions may not be increased or decreased during a purchase period, but a participant may withdraw in full from the plan at any time. A participant may not make cash contributions or payments to the plan.

  Administration

   The plan will be administered by the Compensation Committee or the Board of Directors, which will have authority to interpret the plan.

  Terms and Conditions of Participation Participant Accounts

   The Compensation Committee will establish a bookkeeping account for each participant and credit such participant's payroll deductions to his account. Any funds actually held in accounts will remain part of our general assets, and we may use such assets for any corporate purpose. No interest will accrue or be paid on any payroll deductions contributed to the plan or credited to the account of any participant.

  Purchase Periods

   The purchase periods during which payroll deductions are accumulated under the plan are the six-month periods commencing and ending on or about March 1st to August 30th and September 1st to February 28th of each year.

  Grant of Options

   On the first business day of each purchase period, we will grant to each participant in the plan an option to purchase on the last day of such purchase period a maximum of 2,000 shares of our common stock. The participant will be entitled to exercise such option to the extent that the participant's accumulated payroll deductions on the last day of such purchase period are sufficient to do so; provided, however, that if the participant's accumulated payroll deductions would enable the participant to purchase more than 2,000 shares, the excess of the amount of the accumulated payroll deductions will be refunded to the participant, without interest. The option price for each purchase period will be the lesser of (a) 85% of the fair market value of our common stock on the first business day of the purchase period or (b) 85% of the fair market value of our common stock on the last business day of the purchase period.

  Exercise of Options

   Each eligible employee who continues to be a participant in the plan on the last business day of a purchase period will be deemed to have exercised his option on such date for such number of full shares of common stock as his accumulated payroll deductions on such date will pay for at the option price, subject to the 2,000-share limit of the option. Only full shares of common stock may be purchased under the plan. Unused payroll deductions remaining in an employee's account at the end of a purchase period (other than amounts refunded to the employee as described above) will be carried forward to the succeeding purchase period.

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

  Special Limitations

   No option will be granted to a participant if such option, when combined with all other options granted under Code Section 423 employee stock purchase plans, would permit such participant to purchase shares of common stock having a fair market value in excess of $25,000 per year.

  Withdrawals

   An employee may withdraw from the plan at any time prior to the last business day of each purchase period by giving a withdrawal notice, in which event we will refund the entire balance of the employee's deductions not previously used to purchase stock under the plan. To re-enter the plan, an employee who has previously withdrawn must file a new authorization at least ten days before the beginning date of the next purchase period. A participant who elects to withdraw from the plan may not participate again until the beginning of the next purchase period.

  Adjustments

   If the shares of common stock are subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like, shares of common stock are exchanged for any other of our securities, each optionee will be entitled to purchase such number of shares of common stock or amount of other securities as were exchangeable for the number of shares of common stock such optionee would otherwise have been entitled to purchase, and appropriate adjustments will be made in the exercise price per share to reflect such subdivision, combination or exchange. In the event of a stock dividend, each optionee upon exercising such an option will be entitled to receive the shares as to which he is exercising the option and the stock dividend on such shares. In any of the above events, appropriate adjustments will also be made to the number of shares available for purchase under the plan. Any of the above adjustments will be made only to the extent that they will not require stockholder approval under Section 424 of the Code. In the event of an acquisition of all or substantially all of our stock or assets, the compensation committee will either (a) make appropriate provision for the continuation of options outstanding under the plan by arranging for the substitution of consideration upon exercise or (b) terminate all outstanding options in exchange for a cash payment equal to the excess of the fair market value of the option shares over the exercise price of the options (determined with reference only to the first business day of the applicable purchase period).

  Delivery of Common Stock; Stockholder Rights

   As soon as practicable after the end of each purchase period, we will either issue to each participant the shares of common stock, if any, purchased for such participant. Upon issuance of such shares, the participant will have all of the rights and privileges of a stockholder with respect to the shares.

  Restrictions on Transfer

   An employee's rights under the plan may not be transferred other than by will or the laws of descent and distribution. Any option granted under the plan to an employee may be exercised, during the employee's lifetime, only by the employee.

  Termination of Employee's Rights

   An employee's rights under the plan will terminate when he ceases to be an employee because of retirement, voluntary or involuntary termination, resignation, lay-off, discharge, death, change of status or for any other reason, except that if an employee is on a bona fide leave of absence from work for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days, he will be deemed to be a participant in the plan on the last day of that purchase period. A withdrawal notice will be considered as having been received from the employee on the day his employment ceases, and all payroll deductions not used to purchase shares will be refunded without interest. If an employee's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the employee on the day the interruption occurs.

  Termination and Amendment

   Unless terminated sooner as provided below, the plan will terminate on February 28, 2012. The plan may be terminated at any time by the Board of Directors, but such termination will not affect options then outstanding. The plan will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the plan have been purchased. If at any time shares of stock reserved for the plan remain available for purchase but not in sufficient number to satisfy all unfilled purchase requirements, the available shares will be apportioned among participants in proportion to their options and the plan will terminate. Upon termination, all payroll deductions not used to purchase stock will be refunded. The compensation committee or the board may from time to time amend the plan, provided that, without stockholders' approval, no amendment may (a) increase the number of shares that may be issued or change the class of employees eligible to receive options under the plan or (b) cause Rule 16b-3 under the Exchange Act to become inapplicable to the plan.

  Federal Income Tax Effects

   The following general rules are currently applicable under federal income tax law to options granted under our plan:

   1. The amounts deducted from an employee's pay under the plan will be included in the employee's compensation subject to federal income tax. Generally, no additional income will be recognized by the employee either at the time options are granted pursuant to the plan or at the time the employee purchases shares of common stock pursuant to the plan.

   2. If the employee disposes of shares of common stock purchased pursuant to the plan more than two years after the first business day of the payment period in which the employee acquired the shares of common stock, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

      (a) the excess, if any, of the fair market value of the shares of common stock at the time of disposition over the amount the employee paid for the shares of common stock, or

      (b) 15% of the fair market value of the shares of common stock on the first business day of the payment period.

   3. If the employee disposes of shares of common stock purchased pursuant to the plan within two years after the first business day of the payment period in which the employee acquired the shares of common stock, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock on the last business day of the payment period over the amount the employee paid for the shares of common stock.

   4. In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares of common stock and the employee's tax basis in the shares of common stock (generally, the amount the employee paid for the shares of common stock plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares of common stock will be long-term capital gain or loss if the employee's holding period for the shares of common stock exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

   5. If the employee disposes of shares of common stock purchased pursuant to the plan more than two years after the first business day of the payment period in which the employee acquired the shares of common stock, we will not be entitled to any federal income tax deduction with respect to the options or the shares of common stock issued upon their exercise. If the employee disposes of such shares of common stock prior to the expiration of this two-year holding period, we generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition

               PROPOSAL 5: RATIFICATION OF SELECTION OF AUDITORS

   In connection with the relocation of Insightful's headquarters to Seattle, Washington following the divestiture of the Engineering and Educational Products Division in January 2001, Insightful's management and the Board of Directors interviewed and evaluated local auditing firms, including the incumbent firm, Arthur Andersen LLP. On September 4, 2001, upon the recommendation of the Audit Committee, our Board of Directors selected the firm of Ernst & Young LLP, independent certified public accountants, to serve as auditors for the remainder of the fiscal year ending December 31, 2001, replacing Arthur Andersen LLP, which had served as Insightful's auditors since 1984. The Board of Directors has subsequently selected Ernst & Young LLP to serve as Insightful's auditors for the fiscal year ending December 31, 2002. Ernst & Young LLP was selected to replace Arthur Andersen LLP.

   Arthur Andersen LLP's reports on Insightful's financial statements for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion. During Insightful's two most recent fiscal years and any subsequent interim period preceding the change in accountants, there were no disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Insightful requested that Arthur Andersen LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter was filed with the Commission.

   We expect a member of the firm to be present at the Meeting and to be available to respond to appropriate questions.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THIS SELECTION.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the Commission to furnish us with copies of all such filings. Based solely on its review of the copies of such forms it received, or written representations from certain reporting persons that no forms were required for those persons, Insightful believes that all filing requirements required by
Section 16(a) during 2001 applicable to its officers, directors and greater-than-10% beneficial owners were met except that Section 16(a) filings required of Sarwat H. Ramadan relating to the purchases of a total of 100,000 shares of Insightful common stock between March and May 2001 were made after the deadline for such filings, and Section 16(a) filings required of Christopher H. Covington, Charles J. Digate and Samuel R. Meshberg relating to annual changes in beneficial ownership in 2001 were made after the deadline for such filings.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

   Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2003 Annual Meeting of Stockholders of Insightful pursuant to Securities Exchange Act Rule 14a-8 must be received at our principal executive offices no later than November 14, 2002. However, if either the date of the 2003 annual meeting is more than 30 days before or more than 60 days after the one-year anniversary date of the 2002 annual meeting, stockholders that intend to present a proposal that will be included in the proxy statement and form of proxy must give notice of the proposal to Insightful (i) no earlier than 90 days or later than 60 days prior to the one-year anniversary date of the 2002 annual meeting or (ii) if the date that is 10 days after the day of the public announcement of the date of the 2003 annual meeting is less than 60 days prior to the 2003 annual meeting, then such notice must be given to Insightful no earlier than 90 days or later than such date prior to the one-year anniversary date of the 2002 annual meeting. In order to curtail controversy as to the date on which a proposal was received by us, we suggest that proponents submit their proposals by certified mail, return receipt requested.

                           EXPENSES AND SOLICITATION

   The cost of solicitation of proxies will be borne by us, and, in addition to soliciting stockholders by mail through its regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have our stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. We may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If we do so, we will pay such firm's customary fees and expenses.

                                  APPENDIX A

                            INSIGHTFUL CORPORATION
                             AMENDED AND RESTATED
                     2001 STOCK OPTION AND INCENTIVE PLAN

Section 1.  Introduction

   The Company's Board of Directors originally adopted the Insightful Corporation 2001 Stock Option and Incentive Plan on April 5, 2001 (the "Adoption Date"), and the Company's stockholders approved the Plan on June 7, 2001. The Plan, as amended and restated, was adopted by the Board of Directors on January 16, 2002 and is subject to stockholder approval. The Amended and Restated Insightful Corporation 2001 Stock Option and Incentive Plan shall become effective on the day following the approval of the amendment and restatement by the stockholders (the "Effective Date").

   The purpose of the Plan is to promote the long-term success of the Company and to create stockholder value by offering Employees, Directors, Non-Employee Directors or Consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

   The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Stock, Stock Units, Stock Appreciation Rights and Options (which may be Incentive Stock Options or Nonstatutory Stock Options).

   The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement.

Section 2.  Definitions

   (a) "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

   (b) "Award" means any award of an Option, SAR, Stock Unit or Restricted Stock under the Plan.

   (c) "Board" means the Board of Directors of the Company, as constituted from time to time.

   (d) "Change In Control" except as may otherwise be provided in a Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement, means any merger or consolidation of the Company into or with another corporation or other entity, or the sale, transfer or other disposition of all or substantially all of the assets or capital stock of the Company, or any reorganization, recapitalization or like transaction or series of related transactions having substantially equivalent effect and purpose, at the conclusion of which such merger, consolidation, sale, transfer, disposition, reorganization, recapitalization or like transaction the holders of the capital stock of the Company entitled to vote for the election of directors or similar governing body immediately prior to such transaction or series of related transactions own less than a majority of the capital stock entitled to vote for the election of directors or similar governing body of the acquiring entity or entity surviving or resulting from such transaction or series of related transactions immediately thereafter; provided that a merger effected exclusively for the purpose of changing the domicile of the Company shall not be deemed to constitute a "Change in Control."

   (e) "Code" means the Internal Revenue Code of 1986, as amended.

   (f) "Committee" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

   (g) "Common Stock" means the Company's common stock.

   (h) "Company" means Insightful Corporation, a Delaware corporation.

   (i) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Director or Non-Employee Director.

   (j) "Director" means a member of the Board who is also an Employee.

   (k) "Disability" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

   (l) "Employee" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

   (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   (n) "Exercise Price" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

   (o) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

          (i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the last trading price reported by the applicable composite transactions report for such date;

          (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last trading price quoted by the NASDAQ system for such date;

          (iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

       Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

   (p) "Grant" means any grant of an Award under the Plan.

   (q) "Incentive Stock Option" or "ISO" means an incentive stock option described in Code section 422(b).

   (r) "Key Employee" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

   (s) "Non-Employee Director" means a member of the Board who is not an Employee.

   (t) "Nonstatutory Stock Option" or "NSO" means a stock option that is not an ISO.

   (u) "Option" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

   (v) "Optionee" means an individual, estate or other entity that holds an Option.

   (w) "Parent" means any entity described in Section 424(e) of the Code.

   (x) "Participant" means an individual or estate or other entity that holds an Award.

   (y) "Plan" means this Insightful Corporation Amended and Restated 2001 Stock Option and Incentive Plan as it may be amended from time to time.

   (z) "Restricted Stock" means a Share awarded under the Plan.

  (aa) "Restricted Stock Agreement" means the agreement described in Section 8 evidencing each Award of Restricted Stock.

  (bb) "SAR Agreement" means the agreement described in Section 9 evidencing each Award of a Stock Appreciation Right.

  (cc) "Securities Act" means the Securities Act of 1933, as amended.

  (dd) "Service" means service as an Employee, Director, Non-Employee Director or Consultant.

  (ee) "Share" means one share of Common Stock.

  (ff) "Stock Appreciation Right" or "SAR" means a stock appreciation right awarded under the Plan.

  (gg) "Stock Option Agreement" means the agreement described in Section 6 evidencing each Grant of an Option.

  (hh) "Stock Unit" means a bookkeeping entry representing the equivalent of a Share, as awarded under the Plan.

  (ii) "Stock Unit Agreement" means the agreement described in Section 8 evidencing each Award of Stock Units.

  (jj) "Subsidiary" means any entity described in Section 424(f) of the Code.

  (kk) "10-Percent Shareholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

Section 3.  Administration

   (a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

   With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Awards granted by such Committee.

   The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

   Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

   (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Employees who are to receive Awards under the Plan;

          (ii) determining the type, number, vesting requirements and other features and conditions of such Awards;

          (iii) interpreting the Plan; and

          (iv) making all other decisions relating to the operation of the Plan.

   The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

   (c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

   (d) Delegation to Executive Officers. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Committee may determine, provided that the Committee shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

Section 4.  Eligibility

   (a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

   (b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

Section 5.  Shares Subject to Plan

   (a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed one million (1,000,000) shares, subject to adjustment as set forth in this Plan.

   (b) Annual Addition. Beginning with the first fiscal year of the Company beginning after the Effective Date, on the first day of each fiscal year, Shares will be added to the Plan equal to the lesser of

       (i) one million (1,000,000) Shares, (ii) seven percent (7%) of the outstanding shares in the last day of the prior fiscal year, and (iii) such lesser number of Shares as may be determined by the Board in its sole discretion.

   (c) Addition Upon Acquisition or Merger. In the event that the Company enters into any definitive agreement to purchase all or a substantial portion of the outstanding capital stock of another corporation or entity, Shares may be added to the Plan at the Board's discretion, provided that the number of Shares added does not exceed the lesser of
       (i) one million (1,000,000) Shares and (ii) seven percent (7%) of the outstanding Shares as of the last day of the prior fiscal year.

   (d) Additional Shares. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan.

   (e) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards whether or not such dividend equivalents are converted into Stock Units.

   (f) Limits on Options and SARs. No Key Employee shall receive Awards during any fiscal year covering in excess of 500,000 Shares.

Section 6.  Terms and Conditions of Options

   (a) Stock Option Agreement. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

   (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10.

   (c) Exercise Price. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant.

   (d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

   (e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

   (f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

   (g) No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

   (h) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

Section 7.  Payment for Option Shares

   (a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

   (b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

   (c) Promissory Note. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

   (d) Other Forms of Payment. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

Section 8.  Terms and Conditions for Awards of Restricted Stock and Stock Units

   (a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of Restricted Stock, in the form of Stock Units, or in any combination of both. Restricted Stock or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Stock or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

   (b) Agreements. Each Award of Restricted Stock or Stock Units under the Plan shall be evidenced by a Restricted Stock Agreement or Stock Unit Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

   (c) Payment for Restricted Stock or Stock Unit Awards. Restricted Stock or Stock Units may be issued with or without cash consideration under the Plan.

   (d) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to
       Section 10.

   (e) Vesting Conditions. Each Award of Restricted Stock or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Agreement. An Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or retirement or other events.

   (f) Assignment or Transfer of Restricted Stock or Stock Units. Except as provided in Section 13, or in a Restricted Stock Agreement or Stock Unit Agreement, or as required by applicable law, a Restricted Stock or Stock Unit Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(f) shall be void. However, this Section 8(f) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock or Stock Unit Awards in the event of the Participant's death, nor shall it preclude a transfer of Restricted Stock or Stock Unit Awards by will or by the laws of descent and distribution.

   (g) Death of Stock Units Recipient. Any Stock Unit Award that becomes payable after the Award recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the recipient's death. If no beneficiary was designated or if no designated beneficiary survives the recipient, then any Stock Unit Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

   (h) Trusts. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.

   (i) Voting and Dividend Rights. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

   (j) Stock Unit Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

   (k) Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

Section 9.  Terms and Conditions of Stock Appreciation Rights

   (a) SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

   (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10.

   (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

   (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may also be awarded in combination with Options, Restricted Stock or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Stock or Stock Units are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

   (e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

   (f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

Section 10.  Protection Against Dilution

   (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

          (i) the number of Shares available for future Awards and the per person Share limits under Section 5;

          (ii) the number of Shares covered by each outstanding Award; or

          (iii) the Exercise Price under each outstanding SAR or Option.

   (b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

Section 11.  Effect of a Change in Control

   (a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Optionee.

   (b) Acceleration. Except as otherwise provided in the applicable agreement governing the Award, in the event that a Change in Control occurs with respect to the Company and the applicable agreement of merger or reorganization provides for assumption or continuation of Awards pursuant to Section 11(a), or the Awards otherwise continue, no acceleration of vesting shall occur. In the event that a Change in Control occurs with respect to the Company and there is no assumption or continuation of Awards, all Awards shall vest and become immediately exercisable. If any such accelerated Award is subject to repurchase provisions, such repurchase provisions shall lapse upon such acceleration.

Section 12.  Limitations on Rights

   (a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

   (b) Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 10.

   (c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

Section 13.  Withholding Taxes

   (a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

   (b) Share Withholding. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

Section 14.  Duration and Amendments

   (a) Term of the Plan. The Plan, as amended and restated, shall become effective on the date on which it is approved by the stockholders. In the event that the stockholders fail to approve the Plan, as amended and restated, within twelve (12) months after its adoption by the Board, this amendment and restatement shall be null and void and the Plan as in effect prior to this amendment shall continue to be effective. No Awards shall be granted under the Plan after the completion of ten years from the Adoption Date, but Awards previously granted may extend beyond that date. Notwithstanding anything in this Plan to the contrary, the provisions of this Plan as in effect immediately prior to the Effective Date shall govern any Award granted prior to the effective date of the amendment and restatement.

   (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

   (c) Amendment of Awards.

          (i) The Committee may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an ISO to an NSO. The Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

          (ii) Notwithstanding the foregoing, a Participant's consent shall not be required if (A) the Company proposes to engage in an acquisition intended to be accounted for as a pooling-of-interests, and (B) in the event that the provisions of this Plan or of any agreement governing an Award hereunder, or any actions of the Committee taken in connection with such acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such acquisition to fail to be accounted for as a pooling-of-interests. If this Section 14(c)(ii) is applicable, then such provisions or actions shall be amended or rescinded by the Committee, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such acquisition.

Section 15.  Execution

   To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                                          Adopted by the Board of Directors on:
                                                    January 16, 2002

                                          Approved by the stockholders on:
                                                             , 2002

                                  APPENDIX B

                            INSIGHTFUL CORPORATION
                             AMENDED AND RESTATED
                 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

   1. Purpose. This Non-Qualified Stock Option Plan, to be known as the Amended and Restated 2001 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of Insightful Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

   2. Available Shares. The total number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 1,000,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

   3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

   4. Automatic Grant of Options. The Plan shall first become effective upon the date on which the stockholders of the Corporation adopt the Plan. Subject to the availability of shares under this Plan, (a) each person who becomes a member of the Board and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on the date such person is first elected to the Board (the "Grant Date"), without further action by the Board, an option to purchase 20,000 shares of the Common Stock (the "Initial Options") and (b) each person who is at the date of effectiveness of the Plan or becomes a member of the Board thereafter who remains a Non-Employee Director through each February 3rd (the "Anniversary Date"), shall be automatically granted on the Anniversary Date, an option to purchase (1) 20,000 shares of the Common Stock if such person has been a member of the Board for an entire year prior to the Anniversary Date, subject to the availability of shares under this Plan, or (2) an amount equal to the full number of months such Director has served on the Board for a one-year period preceding such Anniversary Date, divided by 12 and multiplied by 20,000, and if such number is a fraction, rounded up to the next highest whole number, subject to the availability of shares under this Plan.

   The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders within 12 months of the date on which the Corporation's Board of Directors shall approve the Plan, then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

   5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National or Small Cap Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National or Small Cap Market. If the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate.

   6. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

   7. Vesting of Shares, Non-Transferability of Options and Non-Statutory Stock Options.

   (a) Vesting. All Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee on the Grant Date and thus became immediately exercisable upon the date of the grant.

   (b) Transferability. Any option granted pursuant to this Plan shall be assignable or transferable by will, the laws of descent and distribution, pursuant to a domestic relations order or in accordance with the terms of the optionee's option agreement and only in compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act").

   (c) Options granted under the Plan are not intended to be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

   8.  Termination of Option Rights.

   (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee at any time prior to the earlier of the scheduled expiration date of the option or 180 days from the date the optionee ceases to be a member of the Board.

   (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested. All unexercised options which are then exercisable (including those options which become exercisable pursuant to the first sentence of this Section 8(b)) but have not been exercised at the time the optionee so ceases to be a member of the Board of Directors may be exercised, to the extent any portion of such options are then exercisable, by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

   (c) No portion of an option may be exercised if the optionee is removed or resigns from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the members of the Board of Directors).

   9. Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail, facsimile or in person addressed to Insightful Corporation, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option (subject to restrictions and guidelines as the Board may adopt from time to time) valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price. There shall be no such exercise at any one time as to fewer than one hundred
(100) shares or all of the remaining shares then purchasable by the person or persons exercising the option if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

   10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

   (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

   (b) Recapitalization Adjustments. Immediately upon the consummation of an Acquisition, all outstanding options under this Plan shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall automatically be a substitute for the shares of Common Stock subject to the options the consideration payable with respect to the Outstanding Shares of Common Stock in connection with the Acquisition. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made if, and in the same manner as, such adjustments are made to options issued under the Company's other stock option plans. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option. For purposes of this paragraph 10, an "Acquisition" shall mean: (x) any merger, consolidation or purchase of outstanding capital stock of the Company, or other form of business combination in which the Company is the target of such combination or after which the voting securities of the

       Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); or (y) any sale of all or substantially all of the capital stock or assets of the Company in a business combination (other than in a spin-off or similar transaction).

   (c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

   (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

   (e) Pooling-of Interests-Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

   11. Restrictions on Issuance of Shares. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

   (a) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable federal and state securities laws as now in force or hereafter amended; or

   (b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

   12. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act, as amended, or any state securities laws.

   13. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act) of 1933, as amended.

   14. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

   15. Termination and Amendment of Plan. Options may no longer be granted under this Plan after 10 years from the date on which the stockholders approve the Plan, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, or (c) materially increase benefits accruing to option holders under this Plan. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

   16. Withholding of Income Taxes. Each optionee shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with grants to such optionee no later than the date of the event creating the tax liability. The Board may allow optionees to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the option creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to an optionee.

   17. Compliance with Regulations. It is the Company's intent that this Plan comply in all respects with Rule 16b-3 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void or amended by the Board of Directors to ensure proper compliance.

   18. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

   19. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                                          Adopted by the Board of Directors on:
                                                     January 16, 2002

                                          Approved by the stockholders on:
                                                             , 2002

                                  APPENDIX C

                            INSIGHTFUL CORPORATION
                             AMENDED AND RESTATED
                       2001 EMPLOYEE STOCK PURCHASE PLAN

Article 1 -- Purpose.

   This Amended and Restated 2001 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Insightful Corporation (the "Company"), a Delaware corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Article 2 -- Administration of the Plan.

   The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

   The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

   In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

Article 3 -- Eligible Employees.

   All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

Article 4 -- Stock Subject to the Plan.

   The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may
be issued pursuant to the Plan is       , subject to adjustment as provided in
Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

Article 5 -- Payment Period and Stock Options.

   The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on the later to occur of March 1, 2002 and the first day of the first calendar month following effectiveness of the Form S-8 registration statement filed with the Securities and Exchange Commission covering the shares to be issued pursuant to the Plan and shall end on August 31, 2002. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on March 1 and September 1 and ending on August 31 and February 28 of each calendar year.

   Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 2,000 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 2,000 shares except for the 2,000-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 2,000 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4 to the nearest cent. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

   For purposes of the Plan, the term "average market price" on any date means
(i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National or SmallCap Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National or SmallCap Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

   For purposes of the Plan, the term "business day" means a day on which there is trading on the Nasdaq National or SmallCap Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in the State of Washington.

   No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

Article 6 -- Exercise of Option.

   Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 2,000-share limit of the option and the
Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, the he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

Article 7 -- Authorization for Entering the Plan.

   An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

    A. Stating the percentage to be deducted regularly from the employee's pay;

    B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

    C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

   Such authorization must be received by the Company at least ten (10) days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

   Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

   The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

Article 8 -- Maximum Amount of Payroll Deductions.

   An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

Article 9 -- Change in Payroll Deductions.

   Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

Article 10 -- Withdrawal from the Plan.

   A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company, in which event the Company will promptly refund the entire balance of the employee's deductions not previously used to purchase stock under the Plan.

   To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten (10) days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

Article 11 -- Issuance of Stock.

   Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

   Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

Article 12 -- Adjustments.

   Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

    A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

    B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

   Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

   If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 2,000-share, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

   The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

Article 13 -- No Transfer or Assignment of Employee's Rights.

   An option granted under the Plan may not be transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution.

Article 14 -- Termination of Employee's Rights.

   Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days. A withdrawal notice will be considered as having been received from the employee on the day such employee's employment ceases and all payroll deductions not used to purchase stock will be refunded without interest.

   If a participant's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participant on the day the interruption occurs. [CHECK WITH LABOR AS TO VALIDITY IN WASHINGTON].

Article 15 -- Termination and Amendments to Plan.

   Unless terminated sooner as provided below, the Plan shall terminate on February 28, 2012. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

   The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to become inapplicable to the Plan.

Article 16 -- Limits on Sale of Stock Purchased under the Plan.

   The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

Article 17 -- Participating Subsidiaries.

   The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

Article 18 -- Optionees Not Stockholders.

   Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

Article 19 -- Application of Funds.

   The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

Article 20 -- Notice to Company of Disqualifying Disposition.

   By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

Article 21 -- Withholding of Additional Income Taxes.

   By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when

Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

Article 22 -- Governmental Regulations.

   The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

   Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

Article 23 -- Governing Law.

   The validity and construction of the Plan shall be governed by the laws of State of Delaware, without giving effect to the principles of conflicts of law thereof.

Article 24 -- Approval of Board of Directors and Stockholders of the Company.

   The Amended and Restated Plan was adopted by the Board of Directors on
January 16, 2002 and was approved by the stockholders of the Company on       ,
2002.

                                . DETACH HERE .

                                     PROXY

                             INSIGHTFUL CORPORATION

                 PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2002

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned Stockholder of Insightful Corporation, a Delaware corporation, revoking all prior proxies, hereby appoints Shawn F. Javid and Sarwat H. Ramadan, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Insightful Corporation which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders of the Corporation to be held at Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, Washington, on Wednesday, April 17, 2002 at 10:00 a.m. (PST), and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 18, 2002, a copy of which has been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate these at the intention of the undersigned to vote said shares in person.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS IN ITEMS 2,3,4, AND 5.

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE

                                . DETACH HERE .

                                                                       |
 [x] Please mark                                                       |
     votes as in                                                       |
     this example                                                       ------


1. To elect two (2) Class III Directors to serve for a three year term.
   Nominees:  (01) Shawn F. Javid and
              (02) Mark C. Ozur

                          FOR           WITHHELD
                          [ ]             [ ]


                [ ] ______________________________________
                    For all nominees except as noted above

2. To approve the proposal to amend the 2001 Stock Option and Incentive Plan.

                    FOR          AGAINST        ABSTAIN
                    [ ]            [ ]            [ ]

3. To approve the proposal to amend the 2001 Non-Employee Director Stock Option Plan.

                    FOR          AGAINST        ABSTAIN
                    [ ]            [ ]            [ ]

4. To approve the proposal to amend the 2001 Employee Stock Purchase Plan.

                    FOR          AGAINST        ABSTAIN
                    [ ]            [ ]            [ ]

5. To ratify the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2002.

                    FOR          AGAINST        ABSTAIN
                    [ ]            [ ]            [ ]

  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT           [ ]

  MARK HERE IF YOU PLAN TO ATTEND THE MEETING             [ ]

THIS PROXY SHOULD BE DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHALL SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.


Signature _______________ Date ________ Signature _______________ Date ________